Civista Bancshares, Inc. Investor Presentation Q3 2026 Chuck Parcher President Chief Executive Officer Richard Dutton Senior Vice President Chief Operating Officer Ian Whinnem Senior Vice President Chief Financial Officer

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore, this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence Disclaimer

Business & Strategy

Investment Highlights

Attractive Profitability

11.21%	1.48%	+35bps
ROAE	ROAA	YoY NIM[1]

Defensive Funding Profile

1.82% Cost of Deposits

Core deposits supported by public funds

Solid Credit Quality

0.64%	0.06%	1.29%
NPA %	Net Charge-off % (LTM)	Allowance to total loans

Disciplined Capital Deployment

~23% Dividend Payout

TBV-accretive M&A track record

Compelling Valuation

~1.33x Price to TBV[1]

Below regional peer averages

Managed CRE Concentration

259% CRE to Risk-Based Capital

Independent Recognition

Top Performing – American Banker, 2026

#35 – Forbes Best Banks, 2025

Best Places to Work – Crain's Cleveland, 2026

CIVISTA BANCSHARES, INC.

All figures are as of 3Q 2026 unless otherwise stated
1. See Non-GAAP Reconciliation in appendix

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Business & Strategy

Leadership & Strategic Continuity



Chuck Parcher
President & Chief Executive Officer
CEO since August 28, 2026

"We start from a position of strength. My job is to build on it."

19	10 years	Internal
Month planned transition	Avg executive team tenure[1]	Successor developed in-house

Experienced Leadership

- President of Civista Bank since January 2025; previously Chief Lending Officer
- 38 years in banking, including commercial leadership roles at FirstMerit, Sky Bank and Huntington

Planned Succession

- Dennis G. Shaffer continues as Chairman of the Board
- Board-led transition alongside the executive team

Consistent Strategic Direction

- Relationship-based organic growth, deposit gathering, disciplined credit and efficiency
- Disciplined stewards of capital — a selective, returns-driven approach to M&A and to long-term value creation

2016 Joined Civista
January 2025 President, Civista Bank
August 2026 President & CEO

Experienced leadership and a proven team, with continued focus on disciplined growth and long-term value.

CIVISTA BANCSHARES, INC.

1. Average tenure at Civista of the 11-member executive leadership team as of 3Q 2026.

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Proven Community Bank Franchise Business & Strategy 142-Year History Established community banking franchise with generational and relationship driven customer base Offering full-service retail banking, commercial lending, mortgage & wealth services, and a national leasing services. Disciplined Fundamentals Strong earnings driven by low-cost core deposits and stable underwriting with solid credit performance Growth Long-term growth through organic expansion in core markets and a disciplined, opportunistic M&A strategy 4 Successful Acquisitions since 2018 All figures are as of 3Q 2026 unless otherwise stated
1. See Non-GAAP Reconciliation in appendix 8% CAGR Total Assets from 2020 to 3Q 2026 3.93% Net Interest Margin¹ 84 bps Nonperforming Loans as % of Total Loans 1.33x Price/ Tangible Book Value per Share¹ 9.88% Tangible Common Equity to Tangible Assets¹

Business & Strategy Geographical Footprint Community Banking across Ohio, Indiana, and Kentucky Presence in top 5 largest Ohio MSA’s (Columbus, Cleveland, Cincinnati, Dayton, Toledo) Combination of urban, suburban, and rural markets Headquartered in 1884 in Sandusky, Ohio, deposit market share leader in core markets Core MSAs drive the majority of recent loan and deposit growth Franchise Summary NATIONAL REACH Leasing platform extends beyond the Ohio footprint All figures are as of 09/30/2026 Branches 44 FTE 555 LPOs 2

About Our Footprint Business & Strategy Ohio at a Glance 11.9M Residents Top-10 U.S. state by population 60% of U.S. & Canadian population within a day’s drive of Ohio 27 Fortune 500 HQs 5th most nationally • $935B GDP #1 Top State for Business CNBC, 2026 (2025 Ranked #5) Why it Matters for Civista 5 Largest MSAs Presence across Ohio’s major metropolitan areas Strong Public / Private Investment Significant activity driving Ohio’s economic growth ~135 Banks HQ in Ohio Highly Fragmented landscape Civista: Top 10 Ohio-HQ Bank by Assets 105 banks under $1B in assets Behind CNBC’s #1 Top State Ranking #1 Infrastructure • #1 Cost of Doing Business (10% lower costs) Favorable for lenders Economy #9 • Access to Capital #9 • Cost of Living #9

Business & Strategy

Executing our Growth Strategy


Grow Relationships & Deposits
Invest in Talent & Culture
Position Digital to Grow the Bank
Leverage Technology to Optimize Profitability

Revenue & Relationship Growth

Expands low-cost funding, fees, and customer value

- Digital deposit account opening across channels
- Deposit redesign and debit card utilization
- Payments upgrades driving engagement and fees

Financial Outcome: NIM[1] +35 bps YoY to 3.93% (3Q25 to 3Q26)

Efficiency & Operating Leverage

Improves scalability and drives efficiency gains

- RPA and AI driving operating leverage
- Financial systems transformation for scalability
- Process standardization for sustained efficiency

Financial Outcome: Efficiency ratio[1] improved to 55.3% from 61.4% (3Q25 to 3Q26)

Execution, Risk & Scalability

Supports disciplined growth and integration

- Talent upskilling to drive growth and manage risk
- Platform scalability supporting integration

Financial Outcome: ~$268M assets added from FSB acquisition, alongside core organic growth

CIVISTA BANCSHARES, INC.

1. See Non-GAAP Reconciliation in appendix

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Diversified Business Segments Business & Strategy CIVISTA BANCSHARES Full-Service Banking Organization with Diversified Revenue Streams SPREAD-DRIVEN SPECIALTY & FEE-BASED 🏢 Commercial Banking Relationship lending & deposits Earns spread income from C&I, CRE, and business credit relationships 👥 Retail Banking Low-cost deposit gathering Earns spread income from consumer lending, deposits, and digital banking services 🔑 Private Banking Deposit gathering, Spread & Fee Income Earns spread and fee income from HNW lending and premier deposit services 💰 Treasury Management Deposit gathering & Fee Income Earns fee income from cash management, payments, and liquidity solutions 📈 Wealth Management Advisory & Trust Fees Earns advisory fees from investment management, trust, and financial planning 🏠 Mortgage Banking Gain on Sale & Servicing Earns origination fees and gain-on-sale from residential mortgage lending ⚙ Equipment Leasing Spread, Gain on Sale & Lease Income Earns spread and lease income from national equipment financing activities REVENUE MIX1 80% Net Interest Income 20% Fee Income 1. As of 3Q 2026

&P Capital IQ Pro Acquisition: Closed July 2022 $327M in Assets Acquisition: Closed Nov. 2025 $285M in Assets $1.5 $1.6 $1.6 $2.3 $2.3 $3.1 $3.2 $3.7 $3.9 $4.1 Terminated tax refund processing: January 2024 10 Acquisition: Closed Sept. 2018 $551M in Assets Consistent quarterly dividend payment and growth Organic Assets ($B) Acquired Assets ($B) Quarterly Dividend Business & Strategy Balance Sheet Strength Growth: Organic > Acquired Organic asset growth has driven balance sheet expansion with opportunistic acquisitions Organic +$1.7B; Acquired +$1.1B $4.2 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Business & Strategy

M&A Philosophy

✓ Strategic Fit

- Ohio or contiguous states; core MSAs
- Funding-friendly balance sheet (low L/D, strong core deposits)

✓ Risk & Capital

- Preserves capital flexibility and balance sheet strength
- Manageable credit risk / concentrations

✓ Financial Discipline

- Target assets of ~$300 million to ~$1.5 billion
- EPS accretive with disciplined TBV earn-back

✓ Integration & Culture

- Operational compatibility and cultural alignment
- Clear cost savings and synergies

Proven Track Record

2007	2007	2015	2018	2022	2022	2025
MVB	FBC	TCNB	UCB	CBC	VFG	FSB

CIVISTA BANCSHARES, INC.
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All figures are end of period 3Q 2026 and 3Q 2025 respectively 1. See Non-GAAP Reconciliation in appendix 2026 Third Quarter Financials 3Q 2026 3Q 2025 Earnings Performance NIM1 3.93% 3.58% ROAA 1.48% 1.22% ROAE 11.21% 10.70% Net Income $16.0M $12.8M Balance Sheet Position Total Assets $4.30B $4.11B Gross Loans & Leases $3.29B $3.10B Total Deposits $3.48B $3.23B Allowance for Credit Losses 1.29% 1.30% Capital & Shareholder Returns Total Shareholders’ Equity $552.7M $499.0M Dividend Yield 2.73% 3.35% Dividend Payout Ratio 23.34% 25.00% Financial Performance Net Income grew 25.5% YoY Net Interest Margin1 expanded 35 bps YoY Tangible Book Value per share1 increased $0.88 YoY to $19.87 Q4 2025 Completed FSB acquisition $106M in loans and leases $236M in deposits

Total Loans and Leases Financial Performance Loan Mix CRE NOO Detail ($ in millions) All figures as of 9/30/2026 Total Loans $3.3B 5% of total NOO office is in Central Business District

Deposits Financial Performance Average Deposit Balances Cost of Funds Trend Deposit Mix1 Total $3.5B ($ in millions) ($ in millions) 1. End of period as of 9/30/2026 Loan to Deposit Ratio of 94.7% $528M Public Fund Deposits (no other concentrations) ➢   ➢   Fed Funds rate (upper bound) Cost of Funding Cost of Deposits

Earnings Analysis Financial Performance Efficiency Ratio1 & ROAA NII and NIM¹ ($ in millions and %) 1. See non-GAAP reconciliation in appendix NRA represents non-recurring adjustments 3Q 2026 3Q 2025 Net Income ($ in millions) Interest Income 57.8 55.2 Interest Expenses 18.4 20.7 Net Interest Income 39.4 34.5 Provision 1.3 0.2 Non-Interest Income 9.7 9.6 Non-Interest Expense 28.0 28.3 Earnings Before Tax 19.8 15.7 Net Income 16.0 12.8

Credit Quality Credit, Liquidity & Capital Credit Loss Reserves / Gross Loans Reserves / Non-performing Loans Non-performing Assets / Assets Net Charge-off Ratio1 All figures are End of Period Balances
1. 3Q 2026 represents an annualized percentage

Capital Management & Liquidity Credit, Liquidity & Capital Liquidity Tier 1 Leverage Ratio Total Risk Based Capital Ratio Tangible Common Equity Ratio1 Dividends All figures as of 3Q 2026
1. See non-GAAP reconciliation in appendix $75MM Capital Raise (July 2025) +331 bps since 2Q25 +435 bps since 2Q25 +318 bps since 2Q25 Dividend Payout Ratio is 23.3%   $0.18 per share quarterly dividend paid in Q3 2026 ➢   ➢   37% Available Unused Liquidity ($1.6B) as % of Total Assets 20% Total Cash and Securities as % Total Deposits

Outlook

Valuation & Shareholder Returns

Current Valuation

Price / TBV[1]: **1.33x**
Peer Median P/TBV[2]: **~ 1.56x**
(Selected Midwest Banks)

Dividend Yield: **2.73%**
Dividend Payout Ratio: **23.34%**

Value Creation Drivers

TBV/Share[1]: **$19.87**
EPS: **$0.77 3Q26**
Margin Expansion: **NIM[1] +35 bps YoY**
ROAE: **11.21% (3Q 2026)**

Shareholder Return Bridge

10–12%

Projected Total Shareholder Return
Driven by TBV growth and stable dividends[3]

Investment Thesis

CIVB offers a compelling mix of:

- Attractive income (2.73% yield)
- Organic + M&A growth trajectory
- Valuation upside vs. peers

Backed by strong profitability and capital strength.

CIVISTA BANCSHARES, INC.

1. See Non-GAAP Reconciliation in appendix
2. See Peer Information in appendix
3. Estimated 7-9% of Tangible Book Value growth, +3% dividend yield

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Outlook

Profitability

$39.4 M	$16.0 M	$0.77
Q3 NII	Q3 Net Inc	Q3 EPS
+14.1% YoY	+25.5% YoY	+13.2% YoY

$75MM Capital Raise (July 2025)

Diluted EPS	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
	$0.71	$0.68	$0.61	$0.72	$0.69	$0.77

What This Means for Investors

Earnings Power NII at $39.4M, a new quarterly record

Funding Advantage Low-cost deposits anchor margin and support durable earnings momentum

Scale Benefits FSB adds $268M assets; cost of funds down 30 bps YoY

Loan Growth Loans up $38.0M in Q3 (4.7% annualized); NPAs down to $27.6M

Capital Flexibility Strong earnings enhance optionality across dividends, buybacks and M&A

Capital Return Dividend raised Q1 2026 to $0.18; EPS supports buyback capacity

Valuation Setup ROAA and EPS momentum position CIVB for multiple expansion vs peers

Bottom Line
Record NII + disciplined growth = accelerating earnings power.

Net Interest Income ($M)


$34.8
$34.5
$36.5
$37.8
$38.6
$39.4
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

Net Income ($M)


$11.0
$12.8
$12.3
$15.0
$14.3
$16.0
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

CIVISTA BANCSHARES, INC.

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Outlook

Long-Term Value

1.48% ROAA +26 bps YoY	11.21% ROAE +51 bps YoY	55.3% Efficiency Ratio[1] −610 bps YoY

What This Means for Investors

Operating Leverage
Cost of funds down 30 bps YoY; NIM expanding

Structural Efficiency
Cost discipline and scale benefits support sustained profitability

Asset Returns
ROAA of 1.0% or higher for 7th consecutive quarter

Equity Returns / ROAE Inflection
Both net income and average equity increased year-over-year, reflecting stronger earnings generation without balance-sheet dilution.

Sustainability
long-term efficiency gain, not one-time items

TBV Compounding
Earnings retention fuels tangible book value growth while preserving flexibility

Bottom Line
Cost discipline + margin expansion = full-strength profitability.


Efficiency Ratio[1]
$75MM Capital Raise (July 2025)
64.5%
61.4%
57.7%
60.1%
58.2%
55.3%
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26


ROAA & ROAE
11.02%
10.70%
9.26%
10.97%
10.23%
11.21%
1.06%
1.22%
1.14%
1.41%
1.34%
1.48%
15
10
5
0
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
ROAA (%)
ROAE (%)

CIVISTA BANCSHARES, INC.

1. See Non-GAAP Reconciliation in appendix

Note: ROAE negatively impacted by equity issued in connection with the FSB merger and common stock offering completed during the second-half of 2025.

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Executive Team About us

Appendix

Reconciliation of Non-GAAP Financial Measures Appendix (Unaudited - dollars in thousands except share data) Q3 2026 Q3 2025 Tangible Common Equity Total Shareholder's Equity – GAAP 552,741 499,028 Less: Preferred Equity - - Less: Goodwill and intangible assets 141,270 132,276 Tangible common equity (non-GAAP) 411,471 366,752 Total Shares Outstanding 20,712,013 19,312,726 Tangible book value per share 19.87 18.99 Share Price 26.38 20.31 Price/ TBV per share 1.33x 1.07x Tangible Assets Total Assets – GAAP 4,304,926 4,113,334 Less: Preferred Equity - - Less: Goodwill and intangible assets 141,270 132,276 Tangible assets (non-GAAP) 4,163,656 3,981,058 Tangible Common Equity to tangible assets 9.88% 9.21%

Reconciliation of Non-GAAP Financial Measures Appendix (Unaudited - dollars in thousands except Efficiency Ratio) Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Noninterest expense – GAAP 27,978 28,653 29,873 31,003 28,327 Less: Amortization of intangible assets expense 675 696 696 576 318 Less: Acquisition related expenses - - 427 3,424 664 Noninterest expense (non-GAAP) 27,303 27,957 28,750 27,003 27,345 Net interest income – GAAP 39,430 38,593 37,823 36,451 34,545 Plus: Taxable equivalent adjustment 599 606 612 620 618 Noninterest income – GAAP 9,651 9,007 9,431 9,884 9,633 Add: Net losses on debt securities (1,571) - - - - Less: Net gains (losses) on equity securities 99 140 33 120 255 Less: Net gain insurance proceeds 1,771 - - - - Net interest income (FTE) plus non-interest income (non-GAAP) 49,381 48,066 47,833 46,835 44,541 Efficiency Ratio (non-GAAP) 55.3% 58.2% 60.1% 57.7% 61.4%

Reconciliation of Non-GAAP Financial Measures Appendix (Unaudited - dollars in thousands except Net Interest Margin) Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Net interest income – GAAP 39,430 38,593 37,823 36,451 34,545 Plus: Tax-equivalent adjustment 599 606 612 620 618 Net interest income (tax-equivalent) 40,029 39,199 38,435 37,071 35,163 Average earning assets – GAAP 3,993,704 3,992,950 4,003,144 3,939,580 3,829,484 Plus: Unrealized loss adjustment 52,295 46,706 41,288 46,944 62,947 Adjusted average earning assets (non-GAAP) 4,045,999 4,039,656 4,044,432 3,986,524 3,892,431 Net Interest Margin (non-GAAP) 3.93% 3.89% 3.85% 3.69% 3.58%

Selected Midwest Community Banks | Q3 2026 / Most Recent Quarter Data Source: S&P Global Market Intelligence, company filings. TCE Ratio is a non-GAAP measure. See Non-GAAP Reconciliation in appendix Peers Include: MSBI, LCNB, FFBC, QCRH, IBCP, MBWM, NIC, GABC Appendix Peer Group Comparison Assets ROAA ROAE NIM1 TCE Ratio P/ TBV Peer 1 $6.7B 1.36% 16.09% 4.06% 6.65% 1.50x Peer 2 $2.2B 1.30% 10.31% 3.95% 8.56% 1.45x Peer 3 $22.4B 1.37% 10.36% 3.97% 8.35% 1.86x Peer 4 $9.5B 1.52% 12.43% 3.60% 10.71% 1.60x Peer 5 $5.7B 1.15% 12.27% 3.84% 8.92% 1.45x Peer 6 $6.8B 1.38% 12.71% 3.74% 9.87% 1.52x Peer 7 $15.4B 1.67% 11.26% 4.22% 9.08% 2.61x Peer 8 $8.4B 1.83% 12.83% 4.45% 10.05% 2.25x Median $7.6B 1.37% 12.35% 3.96% 9.00% 1.56x Civista $4.3B 1.48% 11.21% 3.93% 9.88% 1.33x

Our Profitability and Capital Compare Favorably to Peers Peer Median = 1.37% Peer Median = 9.00% Our strong fundamentals position us well for sustained, long-term growth and continued value creation. Source: CIVB Investor Presentation Appendix (Selected Midwest Community Banks) Peers Include: MSBI, LCNB, FFBC, QCRH, IBCP, MBWM, NIC, GABC

Appendix 1. Deposit market share information as of June 30, 2025. Market Share in Our Footprint Region Locations Loans Deposits Sandusky/Norwalk/Port Clinton, Ohio #1 deposit market share in Sandusky, Ohio with ~67% 9 $691.4M $1.47B Northwest Ohio ~13% deposit market share 6 $283.3M $215.7M Cleveland/Akron, Ohio 3 $951.8M $215.4M North Central, Ohio 8 $144.7M $448.7M Columbus & West Central, Ohio 28% deposit market share in rural markets 6 $370.5M $334.2M Greater Dayton, Ohio 3 $149.9M $108.6M Southeastern Indiana/Cincinnati, Ohio 9 $596.6M $688.4M Civista Leasing & Finance $32.6M Financing Leases $66.8M Commercial Loans $9.7M Operating Leases

Civista Leasing and Equipment Financing Appendix Targeted Industries: Propane, Recycling/Waste Management, Environmental, Additive Manufacturing (3-D Printing), Construction, Non-destructive testing All figures as of 3Q 2026 2026 YTD Production YTD Funded: $66.4 million Sold: $29.8 million Net Production: $36.6 million Avg. Yield on Total Portfolio: 9.01% Avg. Yield on Q2 Originations: 9.20%

Awards & Recognition Three independent honors across performance, franchise ranking and workplace culture. American Banker Top-Performing Banks, 2026 (multi-year recognition) Ranks the best-performing publicly traded banks on three-year average return on average equity — a test of profitability through the cycle. Forbes America’s Best Banks, 2025 Ranks the 100 largest publicly traded U.S. banks and thrifts on growth, credit quality and profitability. Crain’s Cleveland Business Best Places to Work, 2026 (multi-year winner) Based on confidential employee surveys of engagement, culture and benefits. Independent validation of financial performance, franchise quality and workplace culture. Appendix #35 of the 100 largest U.S. banks